SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 31, 2001
                                                 (May 29, 2001)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



           0-19671                                              65-0273162
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   Commission File Number                                    I.R.S. Employer
                                                            Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices


   Registrant's telephone number, including area code:      (407) 678-9900
                                                            --------------

Item 5.   Other Events

The press release issued by LaserSight Incorporated dated May 29, 2001 is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          Exhibit 99     Press Release dated May 29, 2001


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LaserSight Incorporated



Date:   May 31, 2001                  By: /s/Michael R. Farris
                                          --------------------
                                           Michael R. Farris
                                           Chief Executive Officer

                                   EXHIBIT 99

         LASERSIGHT AND VISX ENTER INTO SETTLEMENT AND LICENSE AGREEMENT

        Winter Park, Florida, May 29, 2001 ---LaserSight Incorporated (NASDAQ:
LASE) today announced that it has entered into a Settlement and License Agreement with VISX Incorporated (NYSE: EYE). Under the terms of the agreement LaserSight has received a license to patents held by VISX that relate to refractive excimer lasers, including United States Patents Nos. 4,718,418 and B1 5,108,388 and has agreed to pay a royalty for each procedure performed in the United States using a LaserSight refractive laser. As part of the agreement, VISX purchased a fully paid up license to U.S. Patent No. 4,784,135 (the Blum Patent).

        In accordance with the terms of the Settlement and License Agreement, the parties will file a stipulated order dismissing the patent infringement action filed by VISX against LaserSight in November 1999 in the United States District Court for the District of Delaware. This litigation was set for trial in June 2001. Under the agreement, all economic terms and conditions are confidential.

        Michael R. Farris, president and chief executive officer of LaserSight, stated, "We are very pleased to have settled this matter and to eliminate the expense and distraction associated with the litigation. Our agreement with VISX is another step in allowing our shareholders to realize the full value of our state of the art technology. We will now be able to focus our management and financial resources on the sales and development efforts for our LaserScan LSX(R), UltraShaper(TM) keratome and AstraMax(TM) diagnostic work station."

        LaserSight is a leading provider of quality technology solutions and innovative products for vision correction. The Company's products include the LaserScan LSX precision microspot beam scanning system, its international research and development activities related to the Astra family of products used to perform custom ablation procedures known as CustomEyes(TM) and its MicroShape(R) family of keratome products. The Astra family of products includes the AstraMax diagnostic workstation designed to provide precise diagnostic measurements of the eye and the AstraPro(TM) software, a surgical planning tool that will utilize advanced levels of diagnostic measurements for the planning of custom ablation treatments. The MicroShape family of keratome products includes the UltraShaper durable keratome and UltraEdge(R) keratome blades.

        This press release contains forward-looking statements regarding future events and future performance of the Company, which involve risks and uncertainties that could materially affect actual results. Investors should refer to documents that the Company files from time-to-time with the Securities and Exchange Commission for a description of certain factors that could cause the actual results to vary from current expectations and the forward looking statements contained in this press release. Such filings include, without limitation, the Company's Form 10-K, Form 10-Q and Form 8-K reports.